EXHIBIT

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                            MORTGAGE BACKED SECURITIES
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                                            (212) 272-2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:37PM EDT
                                  CLOSE-RFS10                        Page 1 of 1
================================================================================
                     CLOSE-RFS10 Class A ( ) __Prorata(QA) p
               Orig Bal 85,000,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000(0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View  Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: A ( )

--------------------------------------------------------------------------------
               100% PSA         250% PSA            400% PSA           prepay
                                                                       losses
Price          7.98             3.86                2.73              Avg. Life
               06/01            06/01               06/01             1st Prin
               09/20            01/10               09/06             Last Prin
--------------------------------------------------------------------------------
99:12          6.623            6.648               6.669             Yield
               5.56             3.20                2.38              Duration
--------------------------------------------------------------------------------
99:16          6.601            6.609               6.617             Yield
               5.57             3.21                2.38              Duration
--------------------------------------------------------------------------------
99:20          6.578            6.570               6.564             Yield
               5.57             3.21                2.39              Duration
--------------------------------------------------------------------------------
99:24          6.556            6.532               6.512             Yield
               5.58             3.21                2.39              Duration
--------------------------------------------------------------------------------
99:28          6.533            6.493               6.460             Yield
               5.58             3.21                2.39              Duration
--------------------------------------------------------------------------------
100:0          6.511            6.454               6.408             Yield
               5.59             3.21                2.39              Duration
--------------------------------------------------------------------------------
100:4          6.489            6.415               6.356             Yield
               5.59             3.22                2.39              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:37PM EDT
                                   CLOSE-RFS10                       Page 1 of 1
================================================================================
                     CLOSE-RFS10 Class A ( ) __Prorata(QA) p
               Orig Bal 85,000,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)
                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: A (   )

--------------------------------------------------------------------------------
               100% PSA          250% PSA           400% PSA    prepay
                                                                losses
Price          7.98              3.86               2.73       Avg. Life
               06/01             06/01              06/01      1st Prin
               09/20             01/10              09/06      Last Prin
--------------------------------------------------------------------------------
99:18          6.589             6.590              6.590      Yield
               5.57              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:22          6.567             6.551              6.538      Yield
               5.57              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:26          6.545             6.512              6.486      Yield
               5.58              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:30          6.522             6.473              6.434      Yield
               5.58              3.21               2.39       Duration
--------------------------------------------------------------------------------
100:2          6.500             6.435              6.382      Yield
               5.59              3.22               2.39       Duration
--------------------------------------------------------------------------------
100:6          6.478             6.396              6.330      Yield
               5.59              3.22               2.39       Duration
--------------------------------------------------------------------------------
100:10         6.456             6.358              6.278      Yield
               5.60              3.22               2.39       Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:38PM EDT
                               CLOSE-RFS10                           Page 1 of 1
================================================================================
                      CLOSE-RFS10 Class A ( ) __Prorata(QA) p
               Orig Bal 85,000,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: A (    )

--------------------------------------------------------------------------------
               100% PSA          250% PSA           400% PSA    prepay
                                                                losses
Price          7.98              3.86               2.73       Avg. Life
               06/01             06/01              06/01      1st Prin
               09/20             01/10              09/06      Last Prin
--------------------------------------------------------------------------------
99:16+         6.598             6.605              6.610      Yield
               5.57              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:20+         6.575             6.566              6.558      Yield
               5.57              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:24+         6.553             6.527              6.505      Yield
               5.58              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:28+         6.531             6.488              6.453      Yield
               5.58              3.21               2.39       Duration
--------------------------------------------------------------------------------
100:0+         6.508             6.449              6.401      Yield
               5.59              3.22               2.39       Duration
--------------------------------------------------------------------------------
100:4+         6.486             6.411              6.349      Yield
               5.59              3.22               2.39       Duration
--------------------------------------------------------------------------------
100:8+         6.464             6.372              6.297      Yield
               5.59              3.22               2.39       Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:38PM EDT
                               CLOSE-RFS10                           Page 1 of 1
================================================================================
                      CLOSE-RFS10 Class A ( ) __Prorata(QA) p
               Orig Bal 85,000,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: A ( )

--------------------------------------------------------------------------------
               100% PSA          250% PSA           400% PSA    prepay
                                                                losses
Price          7.98              3.86               2.73       Avg. Life
               06/01             06/01              06/01      1st Prin
               09/20             01/10              09/06      Last Prin
--------------------------------------------------------------------------------
99:23+         6.559             6.536              6.518      Yield
               5.58              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:27+         6.536             6.498              6.466      Yield
               5.58              3.21               2.39       Duration
--------------------------------------------------------------------------------
99:31+         6.514             6.459              6.414      Yield
               5.58              3.21               2.39       Duration
--------------------------------------------------------------------------------
100:3+         6.492             6.420              6.362      Yield
               5.59              3.22               2.39       Duration
--------------------------------------------------------------------------------
100:7+         6.469             6.382              6.310      Yield
               5.59              3.22               2.39       Duration
--------------------------------------------------------------------------------
100:11+        6.447             6.343              6.259      Yield
               5.60              3.22               2.39       Duration
--------------------------------------------------------------------------------
100:15+        6.425             6.305              6.207      Yield
               5.60              3.22               2.40       Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:38PM EDT
                               CLOSE-RFS10                           Page 1 of 1
================================================================================

                    CLOSE-RFS10 Class B ( ) __Combine(BD,BC) p
               Orig Bal 21,733,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: B (    )

--------------------------------------------------------------------------------
               100% PSA         250% PSA            400% PSA           prepay
                                                                       losses
Price          21.39            9.97                5.86              Avg. Life
               12/19            08/09               07/06             1st Prin
               07/25            06/13               12/07             Last Prin
--------------------------------------------------------------------------------
95:27          6.930            7.125               7.395             Yield
               11.00            7.03                4.68              Duration
--------------------------------------------------------------------------------
95:31          6.918            7.107               7.367             Yield
               11.01            7.03                4.68              Duration
--------------------------------------------------------------------------------
96:3           6.907            7.088               7.339             Yield
               11.01            7.03                4.68              Duration
--------------------------------------------------------------------------------
96:7           6.895            7.070               7.312             Yield
               11.02            7.03                4.69              Duration
--------------------------------------------------------------------------------
96:11          6.883            7.052               7.284             Yield
               11.03            7.04                4.69              Duration
--------------------------------------------------------------------------------
96:15          6.871            7.033               7.257             Yield
               11.03            7.04                4.69              Duration
--------------------------------------------------------------------------------
96:19          6.860            7.015               7.229             Yield
               11.04            7.04                4.69              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:38PM EDT
                               CLOSE-RFS10                           Page 1 of 1
================================================================================
                        CLOSE-RFS10 Class C ( ) __Seq(CD) p
               Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C (    )

--------------------------------------------------------------------------------
               100% PSA          250% PSA           400% PSA            prepay
                                                                        losses
Price          7.98              3.86               2.73               Avg. Life
               06/01             06/01              06/01              1st Prin
               09/20             01/10              09/06              Last Prin
--------------------------------------------------------------------------------
99:25+         6.801             6.768              6.742              Yield
               5.51              3.19               2.38               Duration
--------------------------------------------------------------------------------
99:29+         6.778             6.729              6.689              Yield
               5.51              3.19               2.38               Duration
--------------------------------------------------------------------------------
100:1+         6.756             6.690              6.637              Yield
               5.52              3.19               2.38               Duration
--------------------------------------------------------------------------------
100:5+         6.733             6.651              6.585              Yield
               5.52              3.20               2.38               Duration
--------------------------------------------------------------------------------
100:9+         6.711             6.613              6.533              Yield
               5.53              3.20               2.38               Duration
--------------------------------------------------------------------------------
100:13+        6.688             6.574              6.481              Yield
               5.53              3.20               2.38               Duration
--------------------------------------------------------------------------------
100:17+        6.666             6.535              6.429              Yield
               5.53              3.20               2.39               Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Statement. Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:40PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                     CLOSE-RFS10 Class C ( ) _____Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

-----------------------------------------------------------------------
           100% PSA       250% PSA        400% PSA            prepay
                                                              losses
Price        7.98           3.86            2.73             Avg. Life
             06/01          06/01           06/01            1st Prin
             09/20          01/10           09/06            Last Prin
-----------------------------------------------------------------------
99:23+       6.812          6.788           6.768            Yield
             5.50           3.19            2.38             Duration
-----------------------------------------------------------------------
99:27+       6.790          6.749           6.716            Yield
             5.51           3.19            2.38             Duration
-----------------------------------------------------------------------
99:31+       6.767          6.710           6.663            Yield
             5.51           3.19            2.38             Duration
-----------------------------------------------------------------------
100: 3+      6.744          6.671           6.611            Yield
             5.52           3.20            2.38             Duration
-----------------------------------------------------------------------
100: 7+      6.722          6.632           6.559            Yield
             5.52           3.20            2.38             Duration
-----------------------------------------------------------------------
100:11+      6.699          6.593           6.507            Yield
             5.53           3.20            2.38             Duration
-----------------------------------------------------------------------
100:15+      6.677          6.555           6.455            Yield
             5.53           3.20            2.38             Duration
-----------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:41PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                     CLOSE-RFS10 Class C ( ) _____Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

------------------------------------------------------------
         100% PSA     250% PSA      400% PSA      prepay
                                                  losses
Price      7.98         3.86          2.73       Avg. Life
           06/01        06/01         06/01       1st Prin
           09/20        01/10         09/06      Last Prin
------------------------------------------------------------
99:22+     6.818        6.798         6.781      Yield
           5.50         3.19          2.38       Duration
------------------------------------------------------------
99:26+     6.795        6.759         6.729      Yield
           5.51         3.19          2.38       Duration
------------------------------------------------------------
99:30+     6.773        6.720         6.676      Yield
           5.51         3.19          2.38       Duration
------------------------------------------------------------
100: 2+    6.750        6.681         6.624      Yield
           5.52         3.19          2.38       Duration
------------------------------------------------------------
100: 6+    6.728        6.642         6.572      Yield
           5.52         3.20          2.38       Duration
------------------------------------------------------------
100:10+    6.705        6.603         6.520      Yield
           5.53         3.20          2.38       Duration
------------------------------------------------------------
100:14+    6.683        6.564         6.468      Yield
           5.53         3.20          2.38       Duration
------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:41PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                      CLOSE-RFS10 Class C ( ) ____Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

--------------------------------------------------------------
         100% PSA     250% PSA      400% PSA         prepay
                                                     losses
Price      7.98         3.86          2.73          Avg. Life
           06/01        06/01         06/01         1st Prin
           09/20        01/10         09/06         Last Prin
--------------------------------------------------------------
100: 8+    6.716        6.622         6.546         Yield
           5.52         3.20          2.38          Duration
--------------------------------------------------------------
100:12+    6.694        6.584         6.494         Yield
           5.53         3.20          2.38          Duration
--------------------------------------------------------------
100:16+    6.672        6.545         6.442         Yield
           5.53         3.20          2.38          Duration
--------------------------------------------------------------
100:20+    6.649        6.506         6.390         Yield
           5.54         3.20          2.39          Duration
--------------------------------------------------------------
100:24+    6.627        6.468         6.338         Yield
           5.54         3.21          2.39          Duration
--------------------------------------------------------------
100:28+    6.605        6.429         6.287         Yield
           5.55         3.21          2.39          Duration
--------------------------------------------------------------
101: 0+    6.582        6.391         6.235         Yield
           5.55         3.21          2.39          Duration
--------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:42PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                     CLOSE-RFS10 Class C ( ) _____Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

--------------------------------------------------------------
         100% PSA     250% PSA      400% PSA         prepay
                                                     losses
Price      7.98         3.86          2.73          Avg. Life
           06/01        06/01         06/01         1st Prin
           09/20        01/10         09/06         Last Prin
--------------------------------------------------------------
100: 4+    6.739        6.661         6.598         Yield
           5.52         3.20          2.38          Duration
--------------------------------------------------------------
100: 8+    6.716        6.622         6.546         Yield
           5.52         3.20          2.38          Duration
--------------------------------------------------------------
100:12+    6.694        6.584         6.494         Yield
           5.53         3.20          2.38          Duration
--------------------------------------------------------------
100:16+    6.672        6.545         6.442         Yield
           5.53         3.20          2.38          Duration
--------------------------------------------------------------
100:20+    6.649        6.506         6.390         Yield
           5.54         3.20          2.39          Duration
--------------------------------------------------------------
100:24+    6.627        6.468         6.338         Yield
           5.54         3.21          2.39          Duration
--------------------------------------------------------------
100:28+    6.605        6.429         6.287         Yield
           5.55         3.21          2.39          Duration
--------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:42PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                     CLOSE-RFS10 Class C ( ) _____Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

---------------------------------------------------------
         100% PSA    250% PSA       400% PSA     prepay
                                                 losses
Price      7.98        3.86           2.73      Avg. Life
           06/01       06/01          06/01     1st Prin
           09/20       01/10          09/06     Last Prin
---------------------------------------------------------
100: 8     6.719       6.627          6.552     Yield
           5.52        3.20           2.38      Duration
---------------------------------------------------------
100:12     6.697       6.588          6.500     Yield
           5.53        3.20           2.38      Duration
---------------------------------------------------------
100:16     6.674       6.550          6.449     Yield
           5.53        3.20           2.38      Duration
---------------------------------------------------------
100:20     6.652       6.511          6.397     Yield
           5.54        3.20           2.39      Duration
---------------------------------------------------------
100:24     6.630       6.473          6.345     Yield
           5.54        3.21           2.39      Duration
---------------------------------------------------------
100:28     6.607       6.434          6.293     Yield
           5.55        3.21           2.39      Duration
---------------------------------------------------------
101: 0     6.585       6.396          6.242     Yield
           5.55        3.21           2.39      Duration
---------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:43PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                     CLOSE-RFS10 Class C ( ) ______Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

---------------------------------------------------------
         100% PSA    250% PSA       400% PSA     prepay
                                                 losses
Price      7.98        3.86           2.73      Avg. Life
           06/01       06/01          06/01     1st Prin
           09/20       01/10          09/06     Last Prin
---------------------------------------------------------
99:20      6.832       6.822          6.814     Yield
           5.50        3.19           2.37      Duration
---------------------------------------------------------
99:24      6.809       6.783          6.761     Yield
           5.50        3.19           2.38      Duration
---------------------------------------------------------
99:28      6.787       6.744          6.709     Yield
           5.51        3.19           2.38      Duration
---------------------------------------------------------
100:0      6.764       6.705          6.657     Yield
           5.51        3.19           2.38      Duration
---------------------------------------------------------
100:4      6.742       6.666          6.605     Yield
           5.52        3.20           2.38      Duration
---------------------------------------------------------
100:8      6.719       6.627          6.552     Yield
           5.52        3.20           2.38      Duration
---------------------------------------------------------
100:12     6.697       6.588          6.500     Yield
           5.53        3.20           2.38      Duration
---------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:43PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                      CLOSE-RFS10 Class C ( ) ____Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                      / / Wac- 0.000(0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

------------------------------------------------------------
         100% PSA    250% PSA      400% PSA         prepay
                                                    losses
Price      7.98        3.86          2.73          Avg. Life
           06/01       06/01         06/01         1st Prin
           09/20       01/10         09/06         Last Prin
------------------------------------------------------------
99:16      6.855       6.861         6.867         Yield
           5.50        3.18          2.37          Duration
------------------------------------------------------------
99:20      6.832       6.822         6.814         Yield
           5.50        3.19          2.37          Duration
------------------------------------------------------------
99:24      6.809       6.783         6.761         Yield
           5.50        3.19          2.38          Duration
------------------------------------------------------------
99:28      6.787       6.744         6.709         Yield
           5.51        3.19          2.38          Duration
------------------------------------------------------------
100:0      6.764       6.705         6.657         Yield
           5.51        3.19          2.38          Duration
------------------------------------------------------------
100:4      6.742       6.666         6.605         Yield
           5.52        3.20          2.38          Duration
------------------------------------------------------------
100:8      6.719       6.627         6.552         Yield
           5.52        3.20          2.38          Duration
------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:43PM EDT
                                                                     Page 1 of 1

                                   CLOSE-RFS10
================================================================================
                      CLOSE-RFS10 Class C ( ) ____Seq(CD) p
                 Orig Bal 219,256,000 Fac 1.00000 Coup 6.750 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: C ( )

---------------------------------------------------------
        100% PSA    250% PSA       400% PSA      prepay
                                                 losses
Price      7.98        3.86           2.73      Avg. Life
           06/01       06/01          06/01     1st Prin
           09/20       01/10          09/06     Last Prin
---------------------------------------------------------
99:24      6.809       6.783          6.761     Yield
           5.50        3.19           2.38      Duration
---------------------------------------------------------
99:28      6.787       6.744          6.709     Yield
           5.51        3.19           2.38      Duration
---------------------------------------------------------
100: 0     6.764       6.705          6.657     Yield
           5.51        3.19           2.38      Duration
---------------------------------------------------------
100: 4     6.742       6.666          6.605     Yield
           5.52        3.20           2.38      Duration
---------------------------------------------------------
100: 8     6.719       6.627          6.552     Yield
           5.52        3.20           2.38      Duration
---------------------------------------------------------
100:12     6.697       6.588          6.500     Yield
           5.53        3.20           2.38      Duration
---------------------------------------------------------
100:16     6.674       6.550          6.449     Yield
           5.53        3.20           2.38      Duration
---------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:45PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                      CLOSE-RFS10 Class D ( ) ___Combine(D1,D2)p
                 Orig Bal 28,044,000 Fac 1.00000 Coup 6.750 Mat
                      / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: D ( )

 --------------------------------------------------------
          100% PSA    250% PSA       400% PSA    prepay
                                                 losses
 Price      21.55       10.09          5.90     Avg. Life
            01/20       08/09          07/06    1st Prin
            06/25       05/13          12/07    Last Prin
 --------------------------------------------------------
 97:12      7.046       7.157          7.313    Yield
            10.88       7.03           4.69     Duration
 --------------------------------------------------------
 97:16      7.035       7.139          7.285    Yield
            10.89       7.03           4.69     Duration
 --------------------------------------------------------
 97:20      7.023       7.121          7.258    Yield
            10.90       7.04           4.70     Duration
 --------------------------------------------------------
 97:24      7.011       7.103          7.231    Yield
            10.90       7.04           4.70     Duration
 --------------------------------------------------------
 97:28      7.000       7.085          7.204    Yield
            10.91       7.04           4.70     Duration
 --------------------------------------------------------
 98: 0      6.988       7.067          7.177    Yield
            10.92       7.05           4.70     Duration
 --------------------------------------------------------
 98: 4      6.976       7.049          7.150    Yield
            10.92       7.05           4.70     Duration
 --------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               05:09PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                  CLOSE-RFS10 Class E (A1 ) ______Prorata(EA) p
                  Orig Bal 25,974,000 Fac 1.00000 Coup 6.450 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: E (A1  )

------------------------------------------------------------
         100% PSA    250% PSA       400% PSA        prepay
                                                    losses
Price      23.54       15.73          8.95         Avg. Life
           06/04       06/04          06/04        1st Prin
           04/31       04/31          04/31        Last Prin
------------------------------------------------------------
96:29      6.777       6.828          6.957        Yield
           11.18       9.23           6.41         Duration
------------------------------------------------------------
97: 1      6.765       6.814          6.937        Yield
           11.19       9.24           6.41         Duration
------------------------------------------------------------
97: 5      6.754       6.800          6.917        Yield
           11.20       9.24           6.41         Duration
------------------------------------------------------------
97: 9      6.742       6.786          6.897        Yield
           11.21       9.25           6.41         Duration
------------------------------------------------------------
97:13      6.731       6.773          6.877        Yield
           11.22       9.25           6.42         Duration
------------------------------------------------------------
97:17      6.720       6.759          6.857        Yield
           11.23       9.26           6.42         Duration
------------------------------------------------------------
97:21      6.708       6.745          6.837        Yield
           11.24       9.26           6.42         Duration
------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               04:49PM EDT
                                                                     Page 1 of 1
                                   CLOSE-RFS10
================================================================================
                   CLOSE-RFS10 Class E (A1 ) ____Prorata(EA) p
                  Orig Bal l25,974,000 Fac 1.00000 Coup 6.450 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: E (A1   )

-----------------------------------------------------------
        100% PSA    250% PSA       400% PSA        prepay
                                                   losses
Price     23.52       15.71          8.94         Avg. Life
          06/04       06/04          06/04        1st Prin
          04/31       04/31          04/31        Last Prin
-----------------------------------------------------------
96:14     6.820       6.881          7.033        Yield
          11.14       9.20           6.38         Duration
-----------------------------------------------------------
96:18     6.808       6.867          7.013        Yield
          11.15       9.20           6.38         Duration
-----------------------------------------------------------
96:22     6.797       6.853          6.992        Yield
          11.15       9.21           6.39         Duration
-----------------------------------------------------------
96:26     6.785       6.839          6.972        Yield
          11.16       9.21           6.39         Duration
-----------------------------------------------------------
96:30     6.774       6.825          6.952        Yield
          11.17       9.22           6.39         Duration
-----------------------------------------------------------
97: 2     6.762       6.811          6.932        Yield
          11.18       9.22           6.40         Duration
-----------------------------------------------------------
97: 6     6.751       6.797          6.912        Yield
          11.19       9.23           6.40         Duration
-----------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               05:09PM EDT
                                                                     Page 1 of 1

                                   CLOSE-RFS10
================================================================================
                   CLOSE-RFS10 Class E (A1 ) ____Prorata(EA) p
                  Orig Bal 25,974,000 Fac 1.00000 Coup 6.450 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: E (A1   )

------------------------------------------------------------
         100% PSA    250% PSA       400% PSA        prepay
                                                    losses
Price      23.54       15.73          8.95         Avg. Life
           06/04       06/04          06/04        1st Prin
           04/31       04/31          04/31        Last Prin
------------------------------------------------------------
96: 8      6.837       6.901          7.063        Yield
           11.14       9.20           6.39         Duration
------------------------------------------------------------
96:12      6.826       6.887          7.042        Yield
           11.15       9.21           6.39         Duration
------------------------------------------------------------
96:16      6.814       6.873          7.022        Yield
           11.15       9.21           6.40         Duration
------------------------------------------------------------
96:20      6.803       6.859          7.002        Yield
           11.16       9.22           6.40         Duration
------------------------------------------------------------
96:24      6.791       6.845          6.982        Yield
           11.17       9.22           6.40         Duration
------------------------------------------------------------
96:28      6.780       6.832          6.962        Yield
           11.18       9.23           6.40         Duration
------------------------------------------------------------
97: 0      6.768       6.818          6.942        Yield
           11.19       9.23           6.41         Duration
------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                            May 23, 2001
dawong                                                               05:10PM EDT
                                                                     Page 1 of 1

                                   CLOSE-RFS10
================================================================================
                   CLOSE-RFS10 Class E (A1 ) ____Prorata(EA) p
                  Orig Ba 25,974,000 Fac 1.00000 Coup 6.450 Mat
                     / / Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: E (A1   )

------------------------------------------------------------
         100% PSA    250% PSA       400% PSA        prepay
                                                    losses
Price      23.54       15.73           8.95        Avg. Life
           06/04       06/04          06/04        1st Prin
           04/31       04/31          04/31        Last Prin
------------------------------------------------------------
97:30      6.683       6.714          6.793        Yield
           11.25       9.27           6.43         Duration
------------------------------------------------------------
98: 2      6.672       6.700          6.773        Yield
           11.26       9.28           6.43         Duration
------------------------------------------------------------
98: 6      6.660       6.687          6.753        Yield
           11.27       9.28           6.43         Duration
------------------------------------------------------------
98:10      6.649       6.673          6.733        Yield
           11.28       9.29           6.44         Duration
------------------------------------------------------------
98:14      6.638       6.660          6.714        Yield
           11.29       9.30           6.44         Duration
------------------------------------------------------------
98:18      6.627       6.646          6.694        Yield
           11.30       9.30           6.44         Duration
------------------------------------------------------------
98:22      6.615       6.632          6.675        Yield
           11.31       9.31           6.45         Duration
------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             04:49PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class E (A1 ) __Prorata(EA) p

               Orig Bal 25,974,000 Fac 1.00000 Coup 6.450 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: E(A1 )

-----------------------------------------------------------------------
              100% PSA          250% PSA           400% PSA    prepay
                                                               losses
Price          23.52             15.71              8.94      Avg. Life
               06/04             06/04              06/04     1st Prin
               04/31             04/31              04/31     Last Prin
-----------------------------------------------------------------------
96:11+         6.827             6.889              7.045     Yield
               11.13             9.19               6.38      Duration
-----------------------------------------------------------------------
96:15+         6.816             6.875              7.025     Yield
               11.14             9.20               6.38      Duration
-----------------------------------------------------------------------
96:19+         6.804             6.861              7.005     Yield
               11.15             9.20               6.39      Duration
-----------------------------------------------------------------------
96:23+         6.793             6.847              6.985     Yield
               11.16             9.21               6.39      Duration
-----------------------------------------------------------------------
96:27+         6.781             6.833              6.965     Yield
               11.17             9.21               6.39      Duration
-----------------------------------------------------------------------
96:31+         6.770             6.819              6.945     Yield
               11.18             9.22               6.39      Duration
-----------------------------------------------------------------------
97:3+          6.758             6.806              6.925     Yield
               11.18             9.22               6.40      Duration
-----------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Statement. Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:29PM EDT
dawong                            CLOSE-RFS10                       Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class E (A1 ) __Prorata(EA) p
               Orig Bal 25,974,000 Fac 1.00000 Coup 6.450 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)
                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: E (A1 )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          23.54            15.73               8.95              Avg. Life
               06/04            06/04               06/04             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
96:14          6.820            6.880               7.032             Yield
               11.15            9.21                6.39              Duration
--------------------------------------------------------------------------------
96:18          6.808            6.866               7.012             Yield
               11.16            9.21                6.40              Duration
--------------------------------------------------------------------------------
96:22          6.797            6.852               6.992             Yield
               11.17            9.22                6.40              Duration
--------------------------------------------------------------------------------
96:26          6.785            6.838               6.972             Yield
               11.18            9.23                6.40              Duration
--------------------------------------------------------------------------------
96:30          6.774            6.825               6.952             Yield
               11.19            9.23                6.41              Duration
--------------------------------------------------------------------------------
97:2           6.762            6.811               6.932             Yield
               11.19            9.24                6.41              Duration
--------------------------------------------------------------------------------
97:6           6.751            6.797               6.912             Yield
               11.20            9.24                6.41              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:10PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class E (A1 ) __Prorata(EA) p

               Orig Bal 25,974,000 Fac 1.00000 Coup 6.450 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: E (A1 )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          23.54            15.73               8.95              Avg. Life
               06/04            06/04               06/04             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
96:15          6.817            6.877               7.027             Yield
               11.15            9.21                6.40              Duration
--------------------------------------------------------------------------------
96:19          6.806            6.863               7.007             Yield
               11.16            9.22                6.40              Duration
--------------------------------------------------------------------------------
96:23          6.794            6.849               6.987             Yield
               11.17            9.22                6.40              Duration
--------------------------------------------------------------------------------
96:27          6.783            6.835               6.967             Yield
               11.18            9.23                6.40              Duration
--------------------------------------------------------------------------------
96:31          6.771            6.821               6.947             Yield
               11.19            9.23                6.41              Duration
--------------------------------------------------------------------------------
97:3           6.760            6.807               6.927             Yield
               11.20            9.24                6.41              Duration
--------------------------------------------------------------------------------
97:7           6.748            6.793               6.907             Yield
               11.20            9.24                6.41              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             04:50PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p

               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          23.48            15.70               8.92              Avg. Life
               06/04            06/04               06/04             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
97:29          6.945            6.976               7.055             Yield
               10.97            9.09                6.33              Duration
--------------------------------------------------------------------------------
98:1           6.933            6.962               7.035             Yield
               10.98            9.09                6.34              Duration
--------------------------------------------------------------------------------
98:5           6.922            6.948               7.015             Yield
               10.98            9.10                6.34              Duration
--------------------------------------------------------------------------------
98:9           6.910            6.934               6.995             Yield
               10.99            9.11                6.34              Duration
--------------------------------------------------------------------------------
98:13          6.899            6.920               6.975             Yield
               11.00            9.11                6.34              Duration
--------------------------------------------------------------------------------
98:17          6.887            6.907               6.956             Yield
               11.01            9.12                6.35              Duration
--------------------------------------------------------------------------------
98:21          6.876            6.893               6.936             Yield
               11.02            9.12                6.35              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:11PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p

               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          23.49            15.71               8.94              Avg. Life
               06/04            06/04               06/04             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
97:27          6.950            6.983               7.065             Yield
               10.98            9.10                6.35              Duration
--------------------------------------------------------------------------------
97:31          6.939            6.969               7.045             Yield
               10.99            9.11                6.35              Duration
--------------------------------------------------------------------------------
98:3           6.927            6.955               7.025             Yield
               10.99            9.11                6.35              Duration
--------------------------------------------------------------------------------
98:7           6.916            6.941               7.005             Yield
               11.00            9.12                6.35              Duration
--------------------------------------------------------------------------------
98:11          6.904            6.927               6.985             Yield
               11.01            9.12                6.36              Duration
--------------------------------------------------------------------------------
98:15          6.893            6.913               6.965             Yield
               11.02            9.13                6.36              Duration
--------------------------------------------------------------------------------
98:19          6.881            6.900               6.946             Yield
               11.03            9.13                6.36              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:12PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p
               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          23.49            15.71               8.94              Avg. Life
               06/04            06/04               06/04             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
97:25          6.956            6.990               7.075             Yield
               10.97            9.10                6.34              Duration
--------------------------------------------------------------------------------
97:29          6.945            6.976               7.055             Yield
               10.98            9.10                6.35              Duration
--------------------------------------------------------------------------------
98:1           6.933            6.962               7.035             Yield
               10.99            9.11                6.35              Duration
--------------------------------------------------------------------------------
98:5           6.922            6.948               7.015             Yield
               11.00            9.11                6.35              Duration
--------------------------------------------------------------------------------
98:9           6.910            6.934               6.995             Yield
               11.01            9.12                6.36              Duration
--------------------------------------------------------------------------------
98:13          6.899            6.920               6.975             Yield
               11.02            9.12                6.36              Duration
--------------------------------------------------------------------------------
98:17          6.887            6.906               6.955             Yield
               11.02            9.13                6.36              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:12PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p

               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          23.49            15.71               8.94              Avg. Life
               06/04            06/04               06/04             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
97:26          6.953            6.986               7.070             Yield
               10.97            9.10                6.34              Duration
--------------------------------------------------------------------------------
97:30          6.942            6.972               7.050             Yield
               10.98            9.10                6.35              Duration
--------------------------------------------------------------------------------
98: 2          6.930            6.959               7.030             Yield
               10.99            9.11                6.35              Duration
--------------------------------------------------------------------------------
98: 6          6.919            6.945               7.010             Yield
               11.00            9.11                6.35              Duration
--------------------------------------------------------------------------------
98:10          6.907            6.931               6.990             Yield
               11.01            9.12                6.36              Duration
--------------------------------------------------------------------------------
98:14          6.896            6.917               6.970             Yield
               11.02            9.13                6.36              Duration
--------------------------------------------------------------------------------
98:18          6.884            6.903               6.950             Yield
               11.03            9.13                6.36              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:13PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p

               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          23.49            15.71               8.94              Avg. Life
               06/04            06/04               06/04             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
97:26          6.953            6.986               7.070             Yield
               10.97            9.10                6.34              Duration
--------------------------------------------------------------------------------
97:30          6.942            6.972               7.050             Yield
               10.98            9.10                6.35              Duration
--------------------------------------------------------------------------------
98:2           6.930            6.959               7.030             Yield
               10.99            9.11                6.35              Duration
--------------------------------------------------------------------------------
98:6           6.919            6.945               7.010             Yield
               11.00            9.11                6.35              Duration
--------------------------------------------------------------------------------
98:10          6.907            6.931               6.990             Yield
               11.01            9.12                6.36              Duration
--------------------------------------------------------------------------------
98:14          6.896            6.917               6.970             Yield
               11.02            9.13                6.36              Duration
--------------------------------------------------------------------------------
98:18          6.884            6.903               6.950             Yield
               11.03            9.13                6.36              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:13PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p

               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA          250% PSA           400% PSA    prepay
                                                               losses
Price          23.49             15.71              8.94      Avg. Life
               06/04             06/04              06/04     1st Prin
               04/31             04/31              04/31     Last Prin
--------------------------------------------------------------------------------
97:28+         6.946             6.978              7.058     Yield
               10.98             9.10               6.35      Duration
--------------------------------------------------------------------------------
98:0+          6.935             6.964              7.038     Yield
               10.99             9.11               6.35      Duration
--------------------------------------------------------------------------------
98:4+          6.923             6.950              7.018     Yield
               11.00             9.11               6.35      Duration
--------------------------------------------------------------------------------
98:8+          6.912             6.936              6.998     Yield
               11.01             9.12               6.35      Duration
--------------------------------------------------------------------------------
98:12+         6.900             6.922              6.978     Yield
               11.01             9.12               6.36      Duration
--------------------------------------------------------------------------------
98:16+         6.889             6.908              6.958     Yield
               11.02             9.13               6.36      Duration
--------------------------------------------------------------------------------
98:20+         6.877             6.894              6.938     Yield
               11.03             9.13               6.36      Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:14PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p

               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA          250% PSA           400% PSA    prepay
                                                               losses
Price          23.49             15.71              8.94      Avg. Life
               06/04             06/04              06/04     1st Prin
               04/31             04/31              04/31     Last Prin
--------------------------------------------------------------------------------
97:30+         6.940             6.971              7.048     Yield
               10.98             9.10               6.35      Duration
--------------------------------------------------------------------------------
98:2+          6.929             6.957              7.028     Yield
               10.99             9.11               6.35      Duration
--------------------------------------------------------------------------------
98:6+          6.917             6.943              7.008     Yield
               11.00             9.12               6.35      Duration
--------------------------------------------------------------------------------
98:10+         6.906             6.929              6.988     Yield
               11.01             9.12               6.36      Duration
--------------------------------------------------------------------------------
98:14+         6.894             6.915              6.968     Yield
               11.02             9.13               6.36      Duration
--------------------------------------------------------------------------------
98:18+         6.883             6.901              6.948     Yield
               11.03             9.13               6.36      Duration
--------------------------------------------------------------------------------
98:22+         6.871             6.887              6.928     Yield
               11.04             9.14               6.36      Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             05:14PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                    CLOSE-RFS10 Class G (A2 ) __Prorata(GA) p

               Orig Bal 36,364,000 Fac 1.00000 Coup 6.700 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 25-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: G (A2 )

--------------------------------------------------------------------------------
              100% PSA          250% PSA           400% PSA    prepay
                                                               losses
Price          23.49             15.71              8.94      Avg. Life
               06/04             06/04              06/04     1st Prin
               04/31             04/31              04/31     Last Prin
--------------------------------------------------------------------------------
97:30+         6.940             6.971              7.048     Yield
               10.98             9.10               6.35      Duration
--------------------------------------------------------------------------------
98:2+          6.929             6.957              7.028     Yield
               10.99             9.11               6.35      Duration
--------------------------------------------------------------------------------
98:6+          6.917             6.943              7.008     Yield
               11.00             9.12               6.35      Duration
--------------------------------------------------------------------------------
98:10+         6.906             6.929              6.988     Yield
               11.01             9.12               6.36      Duration
--------------------------------------------------------------------------------
98:14+         6.894             6.915              6.968     Yield
               11.02             9.13               6.36      Duration
--------------------------------------------------------------------------------
98:18+         6.883             6.901              6.948     Yield
               11.03             9.13               6.36      Duration
--------------------------------------------------------------------------------
98:22+         6.871             6.887              6.928     Yield
               11.04             9.14               6.36      Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             04:51PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                        CLOSE-RFS10 Class H ( ) Seq(CE) p

               Orig Bal 30,000,000 Fac 1.00000 Coup 6.750 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: H ( )

--------------------------------------------------------------------------------
             100% PSA          250% PSA           400% PSA        prepay
                                                                  losses
Price          7.78              3.78               2.69         Avg. Life
               06/01             06/01              06/01        1st Prin
               01/20             08/09              07/06        Last Prin
--------------------------------------------------------------------------------
99:22+         6.817             6.797              6.780        Yield
               5.42              3.13               2.34         Duration
--------------------------------------------------------------------------------
99:26+         6.794             6.757              6.727        Yield
               5.42              3.14               2.34         Duration
--------------------------------------------------------------------------------
99:30+         6.771             6.717              6.674        Yield
               5.42              3.14               2.34         Duration
--------------------------------------------------------------------------------
100:2+         6.748             6.678              6.621        Yield
               5.43              3.14               2.35         Duration
--------------------------------------------------------------------------------
100:6+         6.726             6.638              6.568        Yield
               5.43              3.14               2.35         Duration
--------------------------------------------------------------------------------
100:10+        6.703             6.599              6.515        Yield
               5.44              3.14               2.35         Duration
--------------------------------------------------------------------------------
100:14+        6.680             6.559              6.462        Yield
               5.44              3.15               2.35         Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             04:51PM EDT
dawong                            CLOSE-RFS10                        Page 1 of 1
================================================================================
                        CLOSE-RFS10 Class J ( ) Seq(QC) p

               Orig Bal 91,407,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: J ( )

--------------------------------------------------------------------------------
              100% PSA          250% PSA           400% PSA        prepay
                                                                   losses
Price          7.75              3.76               2.68          Avg. Life
               06/01             06/01              06/01         1st Prin
               12/19             08/09              07/06         Last Prin
--------------------------------------------------------------------------------
99:21          6.572             6.560              6.550         Yield
               5.46              3.14               2.35          Duration
--------------------------------------------------------------------------------
99:25          6.549             6.520              6.497         Yield
               5.47              3.15               2.35          Duration
--------------------------------------------------------------------------------
99:29          6.527             6.481              6.444         Yield
               5.47              3.15               2.35          Duration
--------------------------------------------------------------------------------
100:1          6.504             6.441              6.391         Yield
               5.48              3.15               2.35          Duration
--------------------------------------------------------------------------------
100:5          6.481             6.402              6.338         Yield
               5.48              3.15               2.35          Duration
--------------------------------------------------------------------------------
100:9          6.459             6.363              6.286         Yield
               5.49              3.15               2.35          Duration
--------------------------------------------------------------------------------
100:13         6.436             6.323              6.233         Yield
               5.49              3.16               2.35          Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             04:52PM EDT
dawong                             CLOSE-RFS10                       Page 1 of 1
================================================================================
                          CLOSE-RFS10 Class L ( ) NAS p

               Orig Bal 25,912,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: L ( )

--------------------------------------------------------------------------------
              100% PSA           250% PSA          400% PSA             prepay
                                                                        losses
Price          15.94              11.91             10.00              Avg. Life
               06/06              06/06             06/06              1st Prin
               04/31              04/31             04/31              Last Prin
--------------------------------------------------------------------------------
98:2+          6.753              6.783             6.805              Yield
               9.10               7.69              6.91               Duration
--------------------------------------------------------------------------------
98:6+          6.739              6.766             6.786              Yield
               9.11               7.69              6.92               Duration
--------------------------------------------------------------------------------
98:10+         6.725              6.750             6.768              Yield
               9.12               7.70              6.92               Duration
--------------------------------------------------------------------------------
98:14+         6.711              6.734             6.750              Yield
               9.12               7.70              6.92               Duration
--------------------------------------------------------------------------------
98:18+         6.697              6.717             6.732              Yield
               9.13               7.71              6.93               Duration
--------------------------------------------------------------------------------
98:22+         6.683              6.701             6.713              Yield
               9.13               7.71              6.93               Duration
--------------------------------------------------------------------------------
98:26+         6.670              6.684             6.695              Yield
               9.14               7.72              6.93               Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             04:52PM EDT
dawon                              CLOSE-RFS10                       Page 1 of 1
================================================================================
                          CLOSE-RFS10 Class L ( ) NAS p

               Orig Bal 25,912,000 Fac 1.00000 Coup 6.500 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: L ( )

--------------------------------------------------------------------------------
              100% PSA           250% PSA          400% PSA             prepay
                                                                        losses
Price          15.94              11.91             10.00              Avg. Life
               06/06              06/06             06/06              1st Prin
               04/31              04/31             04/31              Last Prin
--------------------------------------------------------------------------------
97:18+         6.808              6.849             6.878              Yield
               9.08               7.67              6.90               Duration
--------------------------------------------------------------------------------
97:22+         6.794              6.832             6.860              Yield
               9.09               7.68              6.90               Duration
--------------------------------------------------------------------------------
97:26+         6.780              6.816             6.842              Yield
               9.09               7.68              6.91               Duration
--------------------------------------------------------------------------------
97:30+         6.767              6.799             6.823              Yield
               9.10               7.69              6.91               Duration
--------------------------------------------------------------------------------
98:2+          6.753              6.783             6.805              Yield
               9.10               7.69              6.91               Duration
--------------------------------------------------------------------------------
98:6+          6.739              6.766             6.786              Yield
               9.11               7.69              6.92               Duration
--------------------------------------------------------------------------------
98:10+         6.725              6.750             6.768              Yield
               9.12               7.70              6.92               Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                    May 23, 2001
Bear, Stearns & Co. Inc.                                             04:53PM EDT
dawong                             CLOSE-RFS10                       Page 1 of 1
================================================================================
                         CLOSE-RFS10 Class LA ( ) NAS p

               Orig Bal 36,350,000 Fac 1.00000 Coup 6.750 Mat / /
                       Wac- 0.000( 0.000) WAM- / (-22817)

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2001 Curve Type: Treasury Curve Date: 23-May-2001
Tranche: LA ( )

--------------------------------------------------------------------------------
              100% PSA         250% PSA            400% PSA            prepay
                                                                       losses
Price          15.92            11.90               10.00             Avg. Life
               06/06            06/06               06/06             1st Prin
               04/31            04/31               04/31             Last Prin
--------------------------------------------------------------------------------
98:28          6.921            6.934               6.944             Yield
               8.97             7.60                6.84              Duration
--------------------------------------------------------------------------------
99: 0          6.907            6.918               6.926             Yield
               8.98             7.61                6.85              Duration
--------------------------------------------------------------------------------
99: 4          6.893            6.901               6.908             Yield
               8.98             7.61                6.85              Duration
--------------------------------------------------------------------------------
99: 8          6.879            6.885               6.889             Yield
               8.99             7.61                6.85              Duration
--------------------------------------------------------------------------------
99:12          6.865            6.869               6.871             Yield
               9.00             7.62                6.86              Duration
--------------------------------------------------------------------------------
99:16          6.851            6.852               6.853             Yield
               9.00             7.62                6.86              Duration
--------------------------------------------------------------------------------
99:20          6.837            6.836               6.835             Yield
               9.01             7.63                6.86              Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.